UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, WI 53143

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2013, at the 2013 Annual Meeting of Shareholders of Snap-on Incorporated (the “Company”), the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow declassification of the Board of Directors (the “Amendment”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment with the Delaware Secretary of State on April 25, 2013.

As described in the Company’s Definitive Proxy Statement for the 2013 Annual Meeting, which was filed with the Securities and Exchange Commission on March 12, 2013 (the “2013 Proxy Statement”), pursuant to the Amendment, directors standing for election commencing with the 2014 Annual Meeting will be elected for one year terms. Directors elected by shareholders prior to the 2014 Annual Meeting, including directors that were elected at the 2013 Annual Meeting, will serve out their three year terms, and the entire Board will be elected annually commencing with the 2016 Annual Meeting. Any director appointed by the Board to fill a vacancy or a newly created directorship will be elected by shareholders to a one year term at the first annual meeting after appointment by the Board.

The Amendment also permits, consistent with Delaware law, the removal of a director without cause, but provides that the directors in a class that is serving the remainder of a three year term will be removable only for cause. In either case, the vote required to remove a director will continue to be the affirmative vote of 80% of the Company’s outstanding shares entitled to vote in the election of directors.

The full text of the Amendment, which was included as Appendix A to the 2013 Proxy Statement, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the foregoing, the Board also approved corresponding amendments to Section 3.1 of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of April 25, 2013, to allow declassification of the Board of Directors on the schedule described above, and also restated the Bylaws as so amended. The Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Shareholders on April 25, 2013. The Company’s shareholders: (i) elected four members of the Company’s Board of Directors, whose terms were up for re-election, to serve until the 2016 Annual Meeting; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013; (iii) approved the compensation of the Company’s named executive officers, as disclosed in the 2013 Proxy Statement; and (iv) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow declassification of the Board of Directors. There were 58,429,972 outstanding shares that were eligible to vote as of February 25, 2013, the record date for the 2013 Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the 2016 Annual Meeting, as well as the number of votes cast for, against, abstentions and broker non-votes with respect to each of these individuals, are set forth below:

Director	For	Against	Abstentions	Broker Non-Votes
John F. Fielder	48,004,207	144,392	547,259	4,200,935
James P. Holden	47,674,427	474,238	547,192	4,200,935
W. Dudley Lehman	48,013,841	135,588	546,124	4,200,935
Edward H. Rensi	45,838,434	2,315,519	541,905	4,200,935

The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Roxanne J. Decyk	2014	Karen L. Daniel	2015
Nicholas T. Pinchuk	2014	Nathan J. Jones	2015
Gregg M. Sherrill	2014	Henry W. Knueppel	2015

The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013 received the following votes:

Votes for approval: 49,356,159	Votes against: 2,849,741	Abstentions: 690,892
Broker non-votes: 0

The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the 2013 Proxy Statement, received the following votes:

Votes for approval: 47,297,567	Votes against: 801,296	Abstentions: 596,994
Broker non-votes: 4,200,935

The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to allow declassification of the Board of Directors received the following votes:

Votes for approval: 47,634,801	Votes against: 399,550	Abstentions: 661,407
Broker non-votes: 4,200,935

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

3.1	Certificate of Amendment (dated as of April 25, 2013) to Amended and Restated Certificate of Incorporation of Snap-on Incorporated.

3.2	Bylaws of Snap-on Incorporated (as amended and restated as of April 25, 2013).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: April 26, 2013	By:	/s/ Irwin M. Shur
Irwin M. Shur
Vice President, General Counsel and Secretary